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MILLENNIUM CHEMICALS INC.
HANSON OVERSEAS HOLDINGS LIMITED
SCM CHEMICALS LIMITED
HANSON SCMC BV
SCM CHEMICALS LTD.

                                        January 28, 1997

HANSON PLC
1 Grosvenor Place
London SW1X 7JH
England

Ladies and Gentlemen:

        We refer to the Deed of Tax Covenant, made on September 30, 1996, between ourselves and you (the "Deed").

        This letter shall formally amend the Deed to reflect our understanding and agreement that:

        (a) The definition of "Decontrolled Companies" in Section 10(A) of the Deed is amended to insert, immediately after the words "The following companies", the parenthetical phrase "(or any successor thereof, with respect to each such Decontrolled Company)";

        (b) the Tax Liabilitiesy of the Decontrolled Companies for which the Covenantor is responsible pursuant to Section 10(B) of the Deed comprehends any "Tax Liability" as defined in Section 1(B) (i) of the Deed and is amended to insert the words "or any of the Decontrolled Companies" after the words "the Company" each time the words "the Company" appears;

        (c) the Covenantor's right to control the defense of all or any Claims pursuant to Section 7 of the Deed comprehends "Claims" as defined in Section 1(A) of the Deed and is amended to insert the words "or any Decontrolled Company" after the words "the Company"; and

        (d) in furtherance of the reflection of our understanding and agreement set forth in paragraph (c) of this letter, the Claims Procedure set forth in
Section  7 of the Deed  shall be  amended  to  insert  the  words "or any of the



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Decontrolled  Companies"  after the words "the Company" each time the words "the
Company" appears in such Section 7 or in any defined term used therein; and

        (e) The Tax Liabilityies of the Decontrolled Companies for which the Covenantor is responsible pursuant to Section 10(B) of the Deed comprehends any Tax Liability of the Decontrolled Companies as set forth in Section 10(B) of the Deed and is amended to insert the words "(i) any accounting period ending on or before 17 June 1996; and (ii) any Event occurring on or before 17 June 1996; and
(iii) any Income, Profits or Gains earned, accrued or received on or before 17 June 1996; but excluding any Tax Liability in respect of" any accounting period prior to, or during which, or during any part of which, the Decontrolled Company or Companies was or were wholly-owned by HM Anglo-American Ltd., directly or indirectly (other in substitution for the words "any accounting period ending on or before Demerger Date; but excluding" and to add the words, "prior to or" immediately after the words "accounting period" and to add the words, "directly or indirectly," immediately after the words "wholly owned" and to add after the words "HM Anglo-American Limited" the words "(other than the accounting period or accounting periods in which the redemption of shares in the Decontrolled Company or Companies was effected in June 1996 which resulted in the Decontrolled Companies becoming directly or indirectly, wholly-owned by HM Anglo-American Limited, which shall remain the subject of this Covenant.)"accounting periods shall not be excluded)."

        IN WITNESS WHEREOF, this document has been executed and delivered as a Deed the day and year first before written.

SIGNED as a deed by
MILLENNIUM CHEMICALS INC.
HANSON OVERSEAS HOLDINGS LIMITED
SCM CHEMICALS LIMITED
HANSON SCMC BV
SCM CHEMICALS LTD. acting by a
director and its secretary/two directors          /s/ George H. Hemstead, III
                                                  ---------------------------
                                                  Director/Secretary

                                                  /s/ William M. Landuyt
                                                  ---------------------------
                                                  Director


SIGNED as a deed by HANSON PLC
acting by a director and its secretary/
two directors                                     /s/ Graham Dransfield
                                                  ---------------------------
                                                  Director

                                                  /s/ Robert Hanson
                                                  ---------------------------
                                                   Director

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